                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                         _____________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         _____________________________

_____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO

                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                   41-1592157
(Jurisdiction of incorporation or                     (I.R.S. Employer
organization if not a U.S. national                   Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                55479
(Address of principal executive offices)              (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota  55479
                                 (612) 667-1234
                              (Agent for Service)
                         _____________________________

                      APPLIED EXTRUSION TECHNOLOGIES, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE  51-0295865
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

3 CENTENNIAL DRIVE
PEABODY, MASSACHUSETTS                                01960
(Address of principal executive offices)              (Zip code)

                         10 3/4% SENIOR NOTES DUE 2011
                          ___________________________
                      (Title of the indenture securities)

Item 1.  General Information.  Furnish the following information as to the
         --------------------
         trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               The Board of Governors of the Federal Reserve System Washington, D.C.

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.  If the obligor is an affiliate of the
         --------------------------
         trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.
          ----------------

Item 16. List of Exhibits. List below all exhibits filed as a part of this ----------------- Statement of Eligibility. Wells Fargo Bank
                             incorporates by reference into this Form T-1 the exhibits attached hereto.

     Exhibit 1.  a.          A copy of the Articles of Association of the
                             trustee now in effect.***

     Exhibit 2.  a.          A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                 b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                 c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

               d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

               e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

               f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

    Exhibit 3. A copy of the authorization of the trustee to exercise
               corporate trust   powers issued January 2, 1934, by the Federal
               Reserve Board.*

    Exhibit 4. Copy of By-laws of the trustee as now in effect.***

    Exhibit 5. Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the
               Act.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8. Not applicable.

    Exhibit 9. Not applicable.



     * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

     *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

     **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 9th day of October 2001.



                    WELLS FARGO BANK MINNESOTA,
                    NATIONAL ASSOCIATION


                    /s/ Robert L. Reynolds
                    --------------------------
                    Robert L. Reynolds
                    Vice President

                                                                       EXHIBIT 6



October 9, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                    Very truly yours,

                    WELLS FARGO BANK MINNESOTA,
                    NATIONAL ASSOCIATION


                    /s/ Robert L. Reynolds
                    --------------------------
                    Robert L. Reynolds
                    Vice President

                                                                       EXHIBIT 7

                                                    Board of Governors of the
                                                    Federal Reserve System

                                                    0MB Number 7100-0036

                                                    Federal Deposit Insurance
                                                    Corporation

                                                    0MB Number 3064-0052

                                                    Office of the Comptroller of
                                                    the Currency
                                                    0MB Number 1557-0081
Federal Financial Institutions Examination Council  Expires March 31, 2004

--------------------------------------------------------------------------------

                                                                        --------
                                                                            1
                                                                        --------

                                                          Please refer to page i
                                                          Table of Contents, for
                                                          the required
                                                          disclosure of
                                                          estimated burden.

--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 2001                         20010630
                                                                     -----------
                                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, James E. Hanson, Vice President
---------------------------------------------------
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the beet of my knowledge and belief.


/s/ James E. Hanson
---------------------------------------------------
Signature of Officer Authorized to Sign Report

7/27/2001
---------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory and is trust and correct.

[Illegible]
---------------------------------------------------
Director (Trustee)

[Illegible]
---------------------------------------------------
Director (Trustee)

[Illegible]
---------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
      (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generate version of this page) to the hard-copy record of the complete report that the bank places in its files.

--------------------------------------------------------------------------------
FDIC Certificate Number:    050208
                         -----------
                         (RCRI 9050)

http://www.wellsfargo.com
----------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT4O87)
(Example: www.examplebank.com)

Wells Fargo Bank Minnesota, N.A.
----------------------------------------
Legal Title of Bank (TEXT 9010)

Minneapolis
----------------------------------------
City (TEXT 9130)

MN                        55479
----------------------------------------
State Abbrev. (TEXT 9200) Zip Code (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031

                                                                        Page i
                                                                        --------
                                                                            2

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only
--------------------------------------------------------------------------------


Table of Contents

Signature Page                                                     Cover

Report of Income

Schedule RI - Income Statement ................................... RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital ........................ RI-4
Schedule RI-B - Charge-offs and Recoveries on
  Loans and Leases and Changes in Allowance
  for Loan and Lease Losses ...................................... RI-4, 5
Schedule RI-D - Income from
  International Operations ....................................... RI-6
Schedule RI-E - Explanations ..................................... RI-6, 7

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 35.5 hours per respondent and is estimated to vary from 14 to 500 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition
Schedule RC - Balance Sheet ...................................... RC-1, 2
Schedule RC-A - Cash and Balances Due
  From Depository Institutions ................................... RC-3
Schedule RC-B - Securities ....................................... RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivables:
  Part I. Loans and Leases ....................................... RC-6, 7
  Part II. Loans to Small Businesses and
  Small Farms (to be completed for the
  June report only; not included in the forms
  for the September and December reports) ........................ RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities
  (to be completed only by selected banks) ....................... RC-8
Schedule RC-E - Deposit Liabilities .............................. RC-9, 10
Schedule RC-F - Other Assets ..................................... RC-11
Schedule RC-G - Other Liabilities ................................ RC-11
Schedule RC-H - Selected Balance Sheet Items
  for Domestic Offices ........................................... RC-12
Schedule RC-I - Assets and Liabilities of IBFs ................... RC-12
Schedule RC-K - Quarterly Averages ............................... RC-13
Schedule RC-L - Derivatives and
  Off-Balance Sheet Items ........................................ RC-14, 15
Schedule RC-M - Memoranda ........................................ RC-16
Schedule RC-N - Past Due and Nonaccrual
  Loans, Leases, and Other Assets ................................ RC-17, 18
Schedule RC-O - Other Data for Deposit
  Insurance and FICO Assessments ................................. RC-19, 20
Schedule RC-R - Regulatory Capital ............................... RC-21,22,
                                                                      23,24

Schedule RC-S - Securitization and
  Asset Sales Activities ......................................... RC-25,26,
                                                                      27,27a

Schedule RC-T - Fiduciary and Related Services (to be
  completed beginning December 31, 2001) ......................... RC-28, 29, 30
Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
   of Condition and Income ....................................... RC-31

Special Report (to be completed by all banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-1
Legal Title of Bank
                                                                        --------
Minneapolis                                                                 3
----------------------------------------                                --------
City

MN                              55479
----------------------------------------
State                           Zip Code

FDIC Certificate Number - 05208

Consolidated Report of Income
for the period January 1, 2001 - June 30, 2001

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a. Interest and fee income on loans:
     (1) In domestic offices:
       (a) Loans secured by real estate .........................................................  4011       530,769  1.a.1.a
       (b) Loans to finance agricultural production and other loans to farmers ..................  4024         7,946  1.a.1.b
       (c) Commercial and industrial loans ......................................................  4012       226,049  1.a.1.c
       (d) Loans to individuals for household, family, and other personal .......................
           expendiatures:
         (1) Credit cards .......................................................................  B485        92,487  1.a.1.d.1
         (2) Other (includes single payment, installment, all student loans, and
             revolving credit plans other than credit cards) ....................................  B486        60,708  1.a.1.d.2
       (e) Loans to foreign governments and official institutions ...............................  4056             0  1.a.1.e
       (f) All other loans in domestic offices ..................................................  B487        96,708  1.a.1.f
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ........................  4059           230  1.a.2
       (3) Total interest and fee income on loans (sum of items 1.a.(1)(a)
           through 1.a.(2)) .....................................................................  4010     1,014,897  1.a.3
   b. Income from lease financing receivables ...................................................  4065        74,122  1.b
   c. Interest income on balances due from depository institutions: (1) .........................  4115           776  1.c
   d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency obligations
         (excluding mortgage-backed securities) .................................................  B488        12,185  1.d.1
     (2) Mortgage-backed securities .............................................................  B489        35,337  1.d.2
     (3) All other securities (includes securities issued by states and
         political subdivisions in the U.S.) ....................................................  4060        19,232  1.d.3
   e. Interest income from trading assets .......................................................  4069           276  1.e
   f. Interest income on federal funds sold and securities purchased under
      agreements to resell ......................................................................  4020       403,242  1.f
   g. Other interest income .....................................................................  4518         8,673  1.g
   h. Total interest income (sum of items 1.a.(3) through 1.g) ..................................  4107     1,568,740  1.h
2. Interest expense:
   a. Interest on deposits:
     (1) Interest on deposits in domestic offices:
       (a) Transaction accounts (NOW accounts, ATS accounts, and
           telephone and preauthorized transfer accounts) .......................................  4508         2,603  2.a.1.a
       (b) Nontransaction accounts:
         (1) Savings deposits (includes MMDAs) ..................................................  0093       117,671  2.a.1.b.1
         (2) Time deposits of $100,000 or more ..................................................  A517         9,210  2.a.1.b.2
         (3) Time deposits of less than $100,000 ................................................  A518        52,067  2.a.1.b.3
         (2) Interest on deposits in foreign offices, Edge and agreement
             subsidiaries, and IBFs .............................................................  4172       187,538  2.a.2
   b. Expense of federal funds purchased and securities sold under agreements to
      repurchase ................................................................................  4180       234,614  2.b
   c. Interest on trading liabilities and other borrowed money ..................................  4185       166,292  2.c

--------
(1) Includes interest income on time certificates of deposits not held for trading.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-2
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                             4
                                                                        --------
Schedule RI--Continued

                                                                                     ------------
                                                                                     Year-to-date
                                                                               ------------------
                                                  Dollar Amounts in Thousands  RIAD  Bil|Mil|Thou
-------------------------------------------------------------------------------------------------
2. Interest expense (continued):
   d. Interest on subordinated notes and debentures .........................  4200             0                      2.d
   e. Total interest expense (sum of items 2.a through 2.d) .................  4073       769,995                      2.e
3. Net interest income (item 1.h minus 2.e) .................................                      4074       798,745  3
4. Provision for loan and lease losses ......................................                      4230        49,699  4
5. Noninterest income:
   a. Income from fiduciary activities (1) ..................................  4070       143,404                      5.a
   b. Service charges on deposit accounts in domestic offices ...............  4080        67,051                      5.b
   c. Trading revenue (2) ...................................................  A220           515                      5.c
   d. Investment banking, advisory, brokerage, and underwriting fees
      and commissions .......................................................  B490        31,435                      5.d
   e. Venture capital revenue ...............................................  B491             0                      5.e
   f. Net servicing fees ....................................................  B492             1                      5.f
   g. Net securitization income .............................................  B493             0                      5.g
   h. Insurance commissions and fees ........................................  B494        17,753                      5.h
   i. Net gains (losses) on sales of loans and leases .......................  5416           675                      5.i
   j. Net gains (losses) on sales of other real-estate owned ................  5415           118                      5.j
   k. Net gains (losses) on sales of other assets (excluding securities) ....  B496           555                      5.k
   l. Other noninterest income* .............................................  B497       198,969                      5.l
   m. Total noninterest income (sum of items 5.a through 5.l) ...............                      4079       460,476  5.m
6. a. Realized gains (losses) on held-to-maturity securities ................                      3521             0  6.a
   b. Realized gains (losses) on available-for-sale securities ..............                      3196         2,332  6.b
7. Noninterest expense:
   a. Salaries and employee benefits ........................................  4135       257,275                      7.a
   b. Expenses of premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest) ......  4217        54,090                      7.b
   c. Amortization expense of intangible assets (including goodwill) ........  4531         5,628                      7.c
   d. Other noninterest expense * ...........................................  4092       385,915                      7.d
   e. Total noninterest expense (sum of items 7.a through 7.d) ..............                      4093       702,908  7.e
8. Income (loss) before income taxes and extraordinary
   items, and other adjustments (item 3 plus or minus items 4, 5.m,
   6.a, 6.b, and 7.e) .......................................................                      4301       508,946  8
9. Applicable income taxes (on item 8) ......................................                      4302       187,617  9
10. Income (loss) before extraordinary items and other adjusments
    (item 8 minus item 9) ...................................................                      4300       321,329  10
11. Extraordinary items and other adjustments, net of income taxes * ........                      4320             0  11
12. Net income (loss) (sum of items 10 and 11) ..............................                      4340       321,329  12

--------
*     Describe on Schedule RI-E - Explanations.
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-3
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                             5
                                                                        --------
Schedule RI--Continued

                                                                                                         ------------
                                                                                                         Year-to-Date
                                                                                                   ------------------
Memoranda                                            Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
   purposes .....................................................................................  4513           278  M.1
2. Income from the sale and servicing of mutual funds and annuities in domestic
   offices (included in Schedule RI, item 8) ....................................................  8431         1,585  M.2
3. Income on tax-exempt loans and leases to states and political subdivisions in
   the U.S. (included in Schedule RI, items 1.a and 1.b) ........................................  4313           817  M.3
4. Income on tax-exempt securities issued by states and political subdivisions
   in the U.S. (included in Schedule RI, item 1.d.(3)) ..........................................  4507         5,827  M.4
5. Number of full-time equivalent employees at end of current period (round to                              Number
   nearest whole number) ........................................................................  4150         7,284  M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying                           CCYY/MM/DD
   push down accounting this calendar year, report the date of the bank's
   acquisition (1) ..............................................................................  9106           N/A  M.7
8. Trading revenue (from cash instruments and derivative instruments)
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
   (To be completed by banks that reported average trading assets
   (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):
                                                                                                   RIAD  Bil|Mil|Thou
   a. Interest rate exposures ...................................................................  8757           400  M.8.a
   b. Foreign exchange exposures ................................................................  8758           115  M.8.b
   c. Equity security and index exposures .......................................................  8759             0  M.8.c
   d. Commodity and other exposures .............................................................  8760             0  M.8.d

9. Impact on income of derivatives held for purposes other than trading:                           RIAD  Bil|Mil|Thou
   a. Net increase (decrease) to interest income ................................................  8761             0  M.9.a
   b. Net (increase) decrease to interest expense ...............................................  8762             0  M.9.b
   c. Other (noninterest) allocations ...........................................................  8763             0  M.9.c
10. Credit losses on derivatives (see instructions) .............................................  A251             0  M.10
11. Does the reporting bank have a Subchapter S election in effect for                                      YES/NO
    federal income tax purposes for the current tax year ? ......................................  A530       NO       M.11

--------
(1)   For example, a bank acquired on June 1, 2001, would report 20010601

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-4
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                             6
                                                                        --------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Total equity capital most recently reported for the December 31, 2000,
   Reports of Condition and Income (i.e., after adjustments from amended Reports
   of Income) ...................................................................................  3217     3,084,474  1
2. Restatements due to corrections of material accounting errors and changes in
   accounting principles* .......................................................................  B507             0  2
3. Balance end of previous calendar year as restated (sum of items 1 and 2) .....................  B508     3,084,474  3
4. Net income (loss) (must equal Schedule RI, item 12) ..........................................  4340       321,329  4
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding
   treasury stock transactions) .................................................................  B509             0  5
6. Treasury stock transactions, net .............................................................  B510             0  6
7. Changes incident to business combinations, net ...............................................  4356        23,496  7
8. LESS: Cash dividends declared on preferred stock .............................................  4470             0  8
9. LESS: Cash dividends declared on common stock ................................................  4460       245,000  9
10. Other comprehensive income (1) ..............................................................  B511        11,094  10
11. Other transactions with parent holding company * (not included in items 5,
    6, 8, or 9 above) ...........................................................................  4415        54,188  11
12. Total equity capital end of current period (sum of items 3 through 11) (must
    equal Schedule RC, item 28) .................................................................  3210     3,249,581  12

--------
*     Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

                                                                                 ---------------------------------------
                                                                                     ( Column A )          ( Column B )
                                                                                     Charge-offs (1)        Recoveries
Part I excludes charge-offs and recoveries through                               ---------------------------------------
the allocated transfer risk reserve.                                                       Calendar year-to-date
                                                                                 ---------------------------------------
                                                     Dollar Amounts in Thousands RIAD  Bil|Mil|Thou   RIAD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other land loans in domestic offices.. 3582             8   3583            91  1.a
   b. Secured by farmland in domestic offices .................................. 3584           275   3585            16  1.b
   c. Secured by 1-4 family residential properties in domestic offices:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit ...................... 5411           247   5412             2  1.c.1
        (2) Closed-end loans secured by 1-4 family residential properties ...... 5413           354   5414           606  1.c.2
   d. Secured by multifamily (5 or more) residential properties in domestic
      offices .................................................................. 3588             0   3589             0  1.d
   e. Secured by nonfarm nonresidential properties in domestic offices.......... 3590           841   3591           858  1.e
   f. In foreign offices ....................................................... B512             0   B513             0  1.f
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions ..................... 4653             0   4663             0  2.a
   b. To foreign banks ......................................................... 4654             0   4664             0  2.b
3. Loans to finance agricultural production and other loans to farmers ......... 4655             3   4665           425  3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ............................................ 4645        19,064   4617         1,751  4.a
   b. To non-U.S. addressees (domicile) ........................................ 4646             0   4618             0  4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards ............................................................. B514        34,846   B515         1,034  5.a
   b. Other (includes single payment, installment, all student loans
   and revolving credit plans other than credit cards) ......................... B516        10,666   B517         4,780  5.b

--------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-5
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                             7
                                                                        --------

Schedule RI-B--Continued

                                                                                 ---------------------------------------
Part I. Continued                                                                    ( Column A )          ( Column B )
                                                                                     Charge-offs (1)        Recoveries
                                                                                 ---------------------------------------
                                                                                           Calendar year-to-date
                                                                                 ---------------------------------------
                                                     Dollar Amounts in Thousands RIAD  Bil|Mil|Thou   RIAD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
6. Loans to foreign governments and official institutions .....................  4643             0   4627             0  6
7. All other loans ............................................................  4644           715   4628            42  7
8. Lease financing receivables:
   a. To U.S. addressees (domicile) ...........................................  4658             0   4668             0  8.a
   b. To non-U.S. addressees (domicile) .......................................  4659             0   4669             0  8.b
9. Total (sum of items 1 through 8) ...........................................  4635        67,019   4605         9,605  9

                                                                                 ---------------------------------------
                                                                                     ( Column A )          ( Column B )
Memoranda                                                                            Charge-offs (1)        Recoveries
                                                                                 ---------------------------------------
                                                                                           Calendar year-to-date
                                                                                 ---------------------------------------
                                                     Dollar Amounts in Thousands RIAD  Bil|Mil|Thou   RIAD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above ................................  5409             0   5410             0  M.1
2. Loans secured by real estate to non-U.S. addresses (domicile)
   (included in Schedule RI-B, part I, item 1, above): ........................  4652             0   4662             0  M.2

--------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Balance most recently reported for the December 31, 2000, Reports of
   Condition and Income (i.e., after adjustments from amended Reports of
   Income) ......................................................................................  B522       259,516  1
2. Recoveries (must equal part I, item 9, column B above) .......................................  4605         9,605  2
3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E,
   item 6.a) ....................................................................................  C079        67,019  3
4. Provision for loan and lease losses (must equal Schedule RI, item 4) .........................  4230        49,699  4
5. Adjustments * (see instructions for this schedule) ...........................................  4815        25,705  5
6. Balance end of current period (sum of items 1 through 5)
   (must equal Schedule RC, item 4.c) ...........................................................  3123       277,506  6

--------
* Include as a negative number write-downs arising from transfers of loans to the held-for-sale account. Describe all adjustments on Schedule RI-E--Explanations, item 6.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-6
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                             8
                                                                        --------

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                                                         ------------
                                                                                                         Year-to-Date
                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Interest income and expense attributable to international operations:
   a. Gross interest income .....................................................................  B523           N/A  1.a
   b. Gross interest expense ....................................................................  B524           N/A  1.b
2. Net interest income attributable to international operations (item 1.a minus
   1.b) .........................................................................................  B525           N/A  2.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations ...............................  4097           N/A  3.a
   b. Provision for loan and lease losses attributable to international
      operations ................................................................................  4235           N/A  3.b
   c. Other noninterest expense attributable to international operations ........................  4239           N/A  3.c
   d. Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c) ..............................................................  4843           N/A  3.d
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 2 and 3.d) .......................................  4844           N/A  4
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank funding
   costs ........................................................................................  4845           N/A  5
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5) .........................................  4846           N/A  6
7. Income taxes attributable to income from international operations as
   estimated in item 6 ..........................................................................  4797           N/A  7
8. Estimated net income attributable to international operations (item 6
   minus 7) .....................................................................................  4341           N/A  8

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-7
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                             9
                                                                        --------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                         ------------
                                                                                                         Year-to-Date
                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.l)
   Itemize and describe the three largest amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
              TEXT
   a.  C013   Income and fees from the printing and sale of checks                                 C013             0  1.a
   b.  C014   Earnings on/increase in value of cash surrender value of life
              insurance                                                                            C014             0  1.b
   c.  C016   Income and fees from automated teller machines (ATMs)                                C016             0  1.c
   d.  4042   Rent and other income from other real estate owned                                   4042             0  1.d
   e.  C015   Safe deposit box rent                                                                C015             0  1.e
   f.  4461   Affiliate service fee                                                                4461        90,258  1.f
   g.  4462   Credit card loan fees                                                                4462        61,302  1.g
   h.  4463                                                                                        4463             0  1.h
2. Other noninterest expense (from Schedule RI, item 7.d): Itemize and describe the three largest amounts that exceed 1% of the sum of of
   Schedule RI, items 1.h and 5.m:
              TEXT
   a.  C017   Data processing expenses                                                             C017             0  2.a
   b.  0497   Advertising and marketing expenses                                                   0497             0  2.b
   c.  4136   Director's fees                                                                      4136             0  2.c
   d.  C018   Printing, stationary, and supplies                                                   C018             0  2.d
   e.  8403   Postage                                                                              8403             0  2.e
   f.  4141   Legal fees and expenses                                                              4141             0  2.f
   g.  4146   FDIC deposit insurance assessments                                                   4146             0  2.g
   h.  4464   Affiliate expense allocation                                                         4464       180,752  2.h
   I.  4467                                                                                        4467             0  2.I
   j.  4468                                                                                        4468             0  2.j
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
              TEXT
a. (1) 6373   Effect of adopting FAS 133, "Accounting for Derivative Instruments
              and Hedging Activities"                                                              6373             0  3.a.1
   (2) Applicable income tax effect .........................................  4486             0                      3.a.2
b. (1) 4487                                                                                        4487             0  3.b.1
   (2) Applicable income tax effect .........................................  4488             0                      3.b.2
c. (1) 4489                                                                                        4489             0  3.c.1
   (2) Applicable income tax effect .........................................  4491             0                      3.c.2

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RI-8
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            10
                                                                        --------

Schedule RI-E--Continued

                                                                                                         ------------
                                                                                                         Year-to-Date
                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RIAD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles
   (from Schedule RI-A, item 2) (itemize and describe all restatements):
              TEXT
   a.  B526                                                                                        B526             0  4.a
   b.  B527                                                                                        B527             0  4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
              TEXT
   a.  4498   Capital infusion                                                                     4498        54,188  5.a
   b.  4499                                                                                        4499             0  5.b
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
              TEXT
   a.  5523   Write-downs arising from transfers of loans in the held-for-sale
              account                                                                              5523             0  6.a
   b.  4522   Loan purchase                                                                        4522        25,705  6.b
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
   Income):                             RIAD
   X = NO COMMENT - Y = COMMENT ......  4769  X
   Other explanations (please type or print clearly):
              TEXT ( 70 characters per line )
       4769
              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-1
Legal Title of Bank
                                                                        --------
Minneapolis                                                                11
----------------------------------------                                --------
City

MN                              55479
----------------------------------------
State                           Zip Code

FDIC Certificate Number - 05208

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                   RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1) ...................................  0081     1,511,091  1.a
    b. Interest-bearing balances (2) ............................................................  0071        40,664  1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ...............................  1754             0  2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) .............................  1773     2,060,059  2.b
 3. Federal funds sold and securities purchased under agreements to resell ......................  1350     3,186,756  3
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale ...........................................................  5369    12,405,215  4.a
    b. Loans and leases, net of unearned income .............................  B528    18,568,274                      4.b
    c. LESS: Allowance for loan and lease losses ............................  3123       277,506                      4.c
    d. Loans and leases, net of unearned income and allowance (item 4.b minus
       4.c) .....................................................................................  B529    18,290,768  4.d
 5. Trading assets (from Schedule RC-D) .........................................................  3545        31,782  5
 6. Premises and fixed assets (including capitalized leases) ....................................  2145       164,883  6
 7. Other real estate owned (from Schedule RC-M) ................................................  2150         3,825  7
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M) ..............................................................................  2130             0  8
 9. Customers' liability to this bank on acceptances outstanding ................................  2155         4,607  9
10. Intangible assets
    a. Goodwill .................................................................................  3163       142,236  10.a
    b. Other intangible assets (from Schedule RC-M) .............................................  0426         2,850  10.b
11. Other assets (from Schedule RC-F) ...........................................................  2160     1,308,434  11
12. Total assets (sum of items 1 through 11) ....................................................  2170    39,153,170  12

--------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-2
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            12
                                                                        --------

Schedule RC--Continued

                                                                                                   ------------------
                                                     Dollar Amounts in Thousands                         Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                   RCON
       part I) ..................................................................................  2200    21,753,983  13.a
       (1) Noninterest-bearing (1) ..........................................  6631    11,528,299                      13.a.1
       (2) Interest-bearing .................................................  6636    10,225,684                      13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                               RCFN
       (from Schedule RC-E, part II) ............................................................  2200     5,138,796  13.b
       (1) Noninterest-bearing ..............................................  6631         9,307                      13.b.1
       (2) Interest-bearing .................................................  6636     5,129,489  RCFD                13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase ..................  2800     2,339,754  14
15. Trading liabilities (from Schedule RC-D) ....................................................  3548        24,635  15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M): .............................................  3190     5,872,485  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ....................................  2920         4,607  18
19. Subordinated notes and debentures(2) ........................................................  3200             0  19
20. Other liabilities (from Schedule RC-G) ......................................................  2930       769,329  20
21. Total liabilities (sum of items 13 through 20) ..............................................  2948    35,903,589  21
22. Minority interest in consolidated subsidiaries ..............................................  3000             0  22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ...............................................  3838             0  23
24. Common stock ................................................................................  3230       100,000  24
25. Surplus (exclude all surplus related to preferred stock) ....................................  3839     1,712,625  25
26. a. Retained earnings ........................................................................  3632     1,401,850  26.a
    b. Accumulated other comprehensive income (3) ...............................................  B530        35,106  26.b
27. Other equity capital components (4) .........................................................  A130             0  27
28. Total equity capital (sum of items 23 through 27) ...........................................  3210     3,249,581  28
29. Total liabilities, minority interest, and equity capital (sum of items 21,
    22, and 28) .................................................................................  3300    39,153,170  29

Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                       RCFD      Number
   bank by independent external auditors as of any date during 2000 .............................  6724           N/A     M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5  =  Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)
6  =  Review of the bank's financial statements by external auditors
7  =  Compilation of the bank's financial statements by external auditors
8  =  Other audit procedures (excluding tax preparation work)
9  =  No external audit work

--------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(4)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-3
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            13
                                                                        --------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                 ---------------------------------------
                                                                                     ( Column A )          ( Column B )
                                                                                     Consolidated            Domestic
                                                     Dollar Amounts in Thousands         Bank                Offices
------------------------------------------------------------------------------------------------------------------------
                                                                                 RCFD  Bil|Mil|Thou   RCON  Bil|Mil|Thou
1. Cash items in process of collection, unposted debits, and currency and
   coin .......................................................................  0022     1,309,753                       1
   a. Cash items in process of collection and unposted debits .................                       0020     1,124,161  1.a
   b. Currency and coin .......................................................                       0080       185,592  1.b
2. Balance due from depository institutions in the U.S. .......................                       0082       215,413  2
   a. U.S. branches and agencies of foreign banks (including their IBFs) ......  0083             0                       2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs) ......................................  0085       215,413                       2.b
3. Balances due from banks in foreign countries and foreign central banks .....                       0070         2,008  3
   a. Foreign branches of other U.S. banks ....................................  0073             0                       3.a
   b. Other banks in foreign countries and foreign central banks ..............  0074         2,008                       3.b
4. Balances due from Federal Reserve Banks ....................................  0090        24,581   0090        24,581  4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) .....................................  0010     1,551,755   0010     1,551,755  5

Schedule RC-B--Securities

Exclude assets held for trading.

                                              ---------------------------------------------------------------------------------
                                                         Held-to-maturity                         Available-for-sale
                                              ---------------------------------------------------------------------------------
                                                     (Column A)           (Column B)           (Column C)           (Column D)
                                                  Amortized Cost          Fair Value        Amortized Cost          Fair Value
                                              ---------------------------------------------------------------------------------
                 Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities ................. 0211             0   0213             0   1286       309,149   1287       320,067  1
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies (1)  1289             0   1290             0   1291           669   1293           725  2.a
   b. Issued by U.S. Government-sponsored
      agencies (2) .......................... 1294             0   1295             0   1297        63,951   1298        65,817  2.b
3. Securities issued by states and
   political subdivisions in the U.S. ....... 8496             0   8497             0   8498       198,132   8499       210,473  3

--------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-4
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            14
                                                                        --------

Schedule RC-B--Continued

                                              -----------------------------------------
                                                          Held-to-maturity
                                              -----------------------------------------
                                                     (Column A)           (Column B)
                                                  Amortized Cost          Fair Value
                                              -----------------------------------------
                 Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA ................ 1698             0   1699             0    4.a.1
      (2) Issued by FNMA and FHLMC .......... 1703             0   1705             0    4.a.2
      (3) Other pass-through securities ..... 1709             0   1710             0    4.a.3
   b. Other mortgage-backed securities
      (include CMOs, REMICs and stripped
      MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA .................... 1714             0   1715             0    4.b.1
      (2) Collateralized by MBS issued or
          guaranteed by FNMA, FHLMC, or GNMA  1718             0   1719             0    4.b.2
      (3) All other mortgage-backed
          securities ........................ 1733             0   1734             0    4.b.3
5. Asset-backed securities (ABS):
   a. Credit card receivables ............... B838             0   B839             0    5.a
   b. Home equity lines ..................... B842             0   B843             0    5.b
   c. Automobile loans ...................... B846             0   B847             0    5.c
   d. Other consumer loans .................. B850             0   B851             0    5.d
   e. Commercial and industrial loans ....... B854             0   B855             0    5.e
   f. Other ................................. B858             0   B859             0    5.f
6. Other debt securities:
   a. Other domestic debt securities ........ 1737             0   1738             0    6.a
   b. Foreign debt securities ............... 1742             0   1743             0    6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1) .....                                            7
8. Total (sum of items 1 through 7) (total
   of Column A must equal Schedule RC item
   2.a) (total of column D must equal
   Schedule RC, item 2.b) ................... 1754             0   1771             0    8

                                              ---------------------------------------
                                                        Available-for-sale
                                              ---------------------------------------
                                                     (Column C)           (Column D)
                                                  Amortized Cost          Fair Value
                                              ---------------------------------------
                 Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou
-------------------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA ................ 1701       377,001   1702       384,035  4.a.1
      (2) Issued by FNMA and FHLMC .......... 1706       649,033   1707       661,460  4.a.2
      (3) Other pass-through securities ..... 1711             0   1713             0  4.a.3
   b. Other mortgage-backed securities
      (include CMOs, REMICs and stripped
      MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA .................... 1716         5,023   1717         5,029  4.b.1
      (2) Collateralized by MBS issued or
          guaranteed by FNMA, FHLMC, or GNMA  1731             0   1732             0  4.b.2
      (3) All other mortgage-backed
          securities ........................ 1735        17,083   1736        18,176  4.b.3
5. Asset-backed securities (ABS):
   a. Credit card receivables ............... B840         3,340   B841         3,350  5.a
   b. Home equity lines ..................... B844             0   B845             0  5.b
   c. Automobile loans ...................... B848         1,953   B849         1,954  5.c
   d. Other consumer loans .................. B852         6,276   B853         6,625  5.d
   e. Commercial and industrial loans ....... B856           713   B857           751  5.e
   f. Other ................................. B860             0   B861             0  5.f
6. Other debt securities:
   a. Other domestic debt securities ........ 1739       268,189   1741       272,710  6.a
   b. Foreign debt securities ............... 1744        72,177   1746        82,108  6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1) ..... A510        29,028   A511        26,779  7
8. Total (sum of items 1 through 7) (total
   of Column A must equal Schedule RC item
   2.a) (total of column D must equal
   Schedule RC, item 2.b) ................... 1772     2,001,717   1773     2,060,059  8

--------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-5
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            15
                                                                        --------

Schedule RC-B--Continued

                                                                                                   ------------------
Memoranda                                                             Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Pledged securities (1) .......................................................................  0416       342,185  M.1
2. Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,4)
      (1) Three months or less ..................................................................  A549         9,782  M.2.a.1
      (2) Over three months through 12 months ...................................................  A550       193,157  M.2.a.2
      (3) Over one year through three years .....................................................  A551       221,501  M.2.a.3
      (4) Over three years through five years ...................................................  A552        75,676  M.2.a.4
      (5) Over five years through 15 years ......................................................  A553       340,155  M.2.a.5
      (6) Over 15 years .........................................................................  A554       124,309  M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
      (1) Three months or less ..................................................................  A555        20,670  M.2.b.1
      (2) Over three months through 12 months ...................................................  A556         8,378  M.2.b.2
      (3) Over one year through three years .....................................................  A557         1,100  M.2.b.3
      (4) Over three years through five years ...................................................  A558         7,731  M.2.b.4
      (5) Over five years through 15 years ......................................................  A559        24,162  M.2.b.5
      (6) Over 15 years .........................................................................  A560       983,454  M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less ...................................................................  A561         3,337  M.2.c.1
      (2) Over three years ......................................................................  A562        19,868  M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one year or less (included in
      Memorandum items 2.a through 2.c above) ...................................................  A248       201,183  M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer) ......................................  1778             0  M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost ............................................................................  8782             0  M.4.a
   b. Fair value ................................................................................  8783             0  M.4.b

--------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-6
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            16
                                                                        --------

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                                                 ---------------------------------------
                                                                                     ( Column A )          ( Column B )
                                                                                     Consolidated            Domestic
                                                                                         Bank                Offices
                                                                                 ---------------------------------------
                                                     Dollar Amounts in Thousands RCFD  Bil|Mil|Thou   RCON  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate ...............................................  1410    17,311,709                       1
    a. Construction, land development, and other land loans ....................                       1415        89,917  1.a
    b. Secured by farmland (including farm residential and other improvements)..                       1420       106,206  1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit .......................                       1797       928,913  1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens ..........................................                       5367    13,450,330  1.c.2.a
           (b) Secured by junior liens .........................................                       5368     1,963,097  1.c.2.b
    d. Secured by multifamily (5 or more) residential properties ...............                       1460        67,002  1.d
    e. Secured by nonfarm nonresidential properties ............................                       1480       706,244  1.e
 2. Loans to depository institutions and acceptances of other banks:
    a. To commercial banks in the U.S. .........................................                       B531     2,881,305  2.a
       (1) To U.S. branches and agencies of foreign banks ......................  B532             0                       2.a.1
       (2) To other commercial banks in the U.S. ...............................  B533     2,882,268                       2.a.2
    b. To other depository institutions in the U.S. ............................  B534             0   B534             0  2.b
    c. To banks in foreign countries ...........................................                       B535         1,113  2.c
       (1) To foreign branches of other U.S. banks .............................  B536             0                       2.c.1
       (2) To other banks in foreign countries .................................  B537         1,243                       2.c.2
 3. Loans to finance agricultural production and other loans to farmers ........  1590       199,694   1590       199,694  3
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ...........................................  1763     4,869,418   1763     4,869,418  4.a
    b. To non-U.S. addressees (domicile) .......................................  1764         2,236   1764             0  4.b
 5. Not applicable.
 6. Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a. Credit cards ............................................................  B538     1,125,314   B538     1,125,314  6.a
    b. Other revolving credit plans ............................................  B539       306,226   B539       306,226  6.b
    c. Other consumer loans (includes single payment, installment, and and all
       student loans ...........................................................  2011     1,095,549   2011     1,095,549  6.c
 7. Loans to foreign government and official institutions (including foreign
    central banks) .............................................................  2081             0   2081             0  7
 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S. ...................................................  2107        25,015   2107        25,015  8
 9. Other loans ................................................................  1563       724,382                       9
    a. Loans for purchasing or carrying securities (secured and unsecured) .....                       1545       183,145  9.a
    b. All other loans (exclude consumer loans) ................................                       1564       541,237  9.b
10. Lease financing receivables (net of unearned income) .......................                       2165     2,430,435  10
    a. Of U.S. addressees (domicile) ...........................................  2182     2,430,435                       10.a
    b. Of non-U.S. addressees (domicile) .......................................  2183             0                       10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above ............  2123             0   2123             0  11
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (total of column A must equal Schedule RC, item 4.a and 4.b)   2122    30,973,489   2122    30,970,160  12

D

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-7
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            17
                                                                        --------

Schedule RC-C--Continued

Part I. Continued

                                                                                                   ------------------
Memoranda                                            Dollar Amounts in Thousands                   RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family,
   and other personal expenditures) .............................................................  1616             0  M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing
      date of: (1, 2)                                                                              RCON
      (1) Three months or less ..................................................................  A564    11,755,850  M.2.a.1
      (2) Over three months through 12 months ...................................................  A565       658,114  M.2.a.2
      (3) Over one year through three years .....................................................  A566        44,604  M.2.a.3
      (4) Over three years through five years ...................................................  A567        69,872  M.2.a.4
      (5) Over five years through 15 years ......................................................  A568       412,282  M.2.a.5
      (6) Over 15 years .........................................................................  A569       502,117  M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or next
      repricing date of: (1,3)                                                                     RCFD
      (1) Three months or less ..................................................................  A570     8,457,955  M.2.b.1
      (2) Over three months through 12 months ...................................................  A571     2,799,789  M.2.b.2
      (3) Over one year through three years .....................................................  A572     2,452,907  M.2.b.3
      (4) Over three years through five years ...................................................  A573     1,681,751  M.2.b.4
      (5) Over five years through 15 years ......................................................  A574     1,402,286  M.2.b.5
      (6) Over 15 years .........................................................................  A575       532,791  M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those
      in nonaccrual status) .....................................................................  A247    18,227,703  M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A (4) ..................................................................  2746             0  M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties in domestic offices (included in Schedule RC-C, part                     RCON
   I, item 1.c.(2)(a), column B) ................................................................  5370     3,764,041  M.4
5. Loans secured by real estate to non-U.S. addresses (domicile) (included in                      RCFD
   Schedule RC-C, part I, item 1, column A) .....................................................  B837             0  M.5

--------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from . Schedule RC-C, part I, item 1.c.(2)(a), column B
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C,
      Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)   Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-7a
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            17a
                                                                        --------

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's
   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts
   of $ 100,000 or less (If your bank has no loans outstanding in BOTH of these                       RCON     YES/NO
   two loan categories, place an "X" in the box marked "NO.") .................                       6999       NO       1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
   a. "Loans secured by nonfarm nonresidential properties" in domestic offices          Number
      reported in Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e,     RCON  of Loans
      column divided by the number of loans should NOT exceed $100,000.) ......  5562           N/A                       2.a
   b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a,
      column B, divided by the number of loans should NOT exceed $100,000.) ...  5563           N/A                       2.b

                                                                                 ---------------------------------------
                                                                                      (Column A)            (Column B)
                                                                                        Number                Amount
                                                                                       of Loans              Currently
                                                     Dollar Amounts in Thousands                            Outstanding
------------------------------------------------------------------------------------------------------------------------
                                                                                 RCON                 RCON  Bil|Mil|Thou
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000 or less ...............................  5564         1,281   5565        53,616  3.a
   b. With original amounts of more than $100,000 through $250,000 ............  5566           891   5567       122,388  3.b
   c. With original amounts of more than $250,000 through $1,000,000 ..........  5568           868   5569       346,932  3.c
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
   a. With original amounts of $ 100,000 or less ..............................  5570        14,464   5571       418,845  4.a
   b. With original amounts of more than $100,000 through $250,000 ............  5572         3,634   5573       409,987  4.b
   c. With original amounts of more than $250,000 through $1,000,000 ..........  5574         2,762   5575       933,328  4.c

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-7b
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            17b
                                                                        --------

Schedule RC-C--Continued

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in
   Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less (If your
   bank has no loans outstanding in BOTH of these two loan categories, place an                       RCON     YES/NO
   place an "X" in the box marked "NO.") ......................................                       6860       NO       5

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If
NO, and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6. Report the total number of loans currently outstanding for each of the               Number of
   following Schedule RC-C, part I, loan categories:                                     Loans
   a. "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I,
       item 1.b, column B (Note: Item 1.b, column B, divided by the number of    RCON
       loans should NOT exceed $100,000.) .....................................  5576           N/A                       6.a
   b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B
      (Note: Item 3, column B, divided by the number of loans should NOT exceed
      $100,000.) ..............................................................  5577           N/A                       6.b

                                                                                 ---------------------------------------
                                                                                      (Column A)            (Column B)
                                                                                        Number                Amount
                                                                                       of Loans              Currently
                                                     Dollar Amounts in Thousands                            Outstanding
------------------------------------------------------------------------------------------------------------------------
                                                                                 RCON                 RCON  Bil|Mil|Thou
7. Number and amount currently outstanding of "Loans secured by farmland
   (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
   a. With original amounts of $100,000 or less ...............................  5578           689   5579        27,537  7.a
   b. With original amounts of more than $100,000 through $250,000 ............  5580           296   5581        37,490  7.b
   c. With original amounts of more than $250,000 through $500,000 ............  5582            67   5583        18,873  7.c
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
   Schedule RC-C, part I, item 3, column B, (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3 column B):
   a. With original amounts of $100,000 or less ...............................  5584         2,460   5585        59,314  8.a
   b. With original amounts of more than $100,000 through $250,000 ............  5586           435   5587        59,551  8.b
   c. With original amounts of more than $250,000 through $500,000 ............  5588           142   5589        41,904  8.c

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-8
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            18
                                                                        --------

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS
1. U.S. Treasury securities in domestic offices .................................................  3531             0  1
2. U.S. Government agency obligations in domestic offices (exclude mortgage-
   backed securities) ...........................................................................  3532             0  2
3. Securities issued by states and political subdivisions in the U.S. in
   domestic offices .............................................................................  3533             0  3
4. Mortgage-backed securities (MBS) in domestic offices:
   a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ......................  3534         3,496  4.a
   b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
      GNMA (include CMOs, REMICs, and stripped MBS) .............................................  3535             0  4.b
   c. All other mortgage-backed securities ......................................................  3536             0  4.c
5. Other debt securities in domestic offices ....................................................  3537             0  5
6. - 8. Not applicable
9. Other trading assets in domestic offices .....................................................  3541             0  9
                                                                                                   RCFN
10. Trading assets in foreign offices ...........................................................  3542             0  10
11. Revaluation gains on interest rate, foreign exchange rate, and other
    commodity and equity contracts:                                                                RCON
    a. In domestic offices ......................................................................  3543        28,286  11.a
                                                                                                   RCFN
    b. In foreign offices .......................................................................  3543             0  11.b
                                                                                                   RCFD
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5) .....................................................................................  3545        31,782  12

LIABILITIES                                                                                        RCFD  Bil|Mil|Thou
13. Liability for short positions ...............................................................  3546             0  13
14. Revaluation losses on interest rate, foreign exchange rate, and other
    commodity and equity contracts ..............................................................  3547        24,635  14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
    item 15) ....................................................................................  3548        24,635  15

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-9
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            19
                                                                        --------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                   ------------------------------------------------------------
                                                                                                               Nontransaction
                                                                             Transaction Accounts                 Accounts
                                                                   ------------------------------------------------------------
                                                                          (Column A)           (Column B)           (Column C)
                                                                            Total              Memo: Total            Total
                                                                          transaction            demand        nontransaction
                                                                           accounts             deposits             accounts
                                                                     (including total        (included in           (including
                                                                     demand deposits)           column A)              MMDAs)
                                                                   ------------------------------------------------------------
                                      Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations
   (include all certified and official checks) ..................  B549     3,187,097                        B550    17,847,115  1
2. U.S. Government ..............................................  2202         9,101                        2520           180  2
3. States and political subdivisions in the U.S. ................  2203        70,511                        2530       267,451  3
4. Commercial banks and other depository institutions in
   the U.S. .....................................................  B551       372,528                        B552             0  4
5. Banks in foreign countries ...................................  2213             0                        2236             0  5
6. Foreign governments, and official institutions (including
   foreign central banks) .......................................  2216             0                        2377             0  6
7. Total (sum of items 1 through 6) (sum of columns A and C
   must equal Schedule RC, item 13.a) ...........................  2215     3,639,237   2210     3,431,766   2385    18,114,746  7

                                                                                                   ------------------
Memoranda                                            Dollar Amounts in Thousands                   RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts .......................  6835       518,662  M.1.a
   b. Total brokered deposits ...................................................................  2365             0  M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000 .........................................  2343             0  M.1.c.1
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000
          or less ...............................................................................  2344             0  M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum
          item 1.c.(1) above) ...................................................................  A243             0  M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum
          item 1.b above) .......................................................................  A244             0  M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collaterlized as required under state law) (to be completed for the
      December report only) .....................................................................  5590           N/A  M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs) .................................................  6810     5,672,946  M.2.a.1
      (2) Other savings deposits (excludes MMDAs) ...............................................  0352    10,277,763  M.2.a.2
   b. Total time deposits of less than $100,000 .................................................  6648     1,871,563  M.2.b
   c. Total time deposits of $100,000 or more ...................................................  2604       292,474  M.2.c

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-10
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            20
                                                                        --------

Schedule RC-E--Continued

Part I. Continued

                                                                                                   ------------------
Memoranda (continued)                                                 Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
      (1) Three months or less ..................................................................  A579       332,082  M.3.a.1
      (2) Over three months through 12 months ...................................................  A580       817,523  M.3.a.2
      (3) Over one year through three years .....................................................  A581       564,402  M.3.a.3
      (4) Over three years ......................................................................  A582       157,556  M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year
      or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3) ...................  A241     1,149,605  M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
      (1) Three months or less ..................................................................  A584        90,508  M.4.a.1
      (2) Over three months through 12 months ...................................................  A585       117,910  M.4.a.2
      (3) Over one year through three years .....................................................  A586        51,559  M.4.a.3
      (4) Over three years ......................................................................  A587        32,497  M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or
      less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3) ......................  A242       208,418  M.4.b

--------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCFN  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and
   official checks) .............................................................................  B553     1,916,465  1
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
   depository institutions ......................................................................  B554     3,218,278  2
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs) ........................................................................  2625         4,053  3
4. Foreign governments and official institutions (including foreign central
   banks) .......................................................................................  2650             0  4
5. U.S. Government and states and political subdivisions in the U.S. ............................  B555             0  5
6. Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b) ........................  2200     5,138,796  6

                                                                                                   ------------------
Memorandum                                                            Dollar Amounts in Thousands  RCFN  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in
   Part II, item 6 above) .......................................................................  A245     5,123,395  M.1

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-11
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            21
                                                                        --------

Schedule RC-F--Other Assets

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Accrued interest receivable (1) ..............................................................  B556       182,382  1
2. Net deferred tax assets (2) ..................................................................  2148             0  2
3. Interest-only strips receivable (not in the form of a security) (3) on:
   a. Mortgage loans ............................................................................  A519             0  3.a
   b. Other financial assets ....................................................................  A520             0  3.b
4. Equity securities that DO NOT have readily determinable fair values (4) ......................  1752       326,653  4
5. Other (itemize and describe amounts greater than $25,000 that exceed 25% of
   this item) ...................................................................................  2168       799,399  5
           TEXT
   a. 2166 Prepaid expenses                                                    2166             0                      5.a
   b. C009 Cash surrender value of life insurance                              C009       239,284                      5.b
   c. 1578 Repossessed personal property (including vehicles)                  1578             0                      5.c
   d. C010 Deriviatives with a positive fair value held for purposes other
           than trading                                                        C010             0                      5.d
   e. 3549 Affiliated accounts receivable                                      3549       323,569                      5.e
   f. 3550                                                                     3550             0                      5.f
   g. 3551                                                                     3551             0                      5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11) ...........................  2160     1,308,434  6

Schedule RC-G--Other Liabilities

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5) ............................  3645        44,757  1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes                             RCFD
      payable) ..................................................................................  3646       103,484  1.b
2. Net deferred tax liabilities (2) .............................................................  3049       409,664  2
3. Allowance for credit losses on off-balance sheet credit exposures ............................  B557             0  3
4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of
   this item) ...................................................................................  2938       211,424  4
           TEXT
   a. 3066 Accounts payable                                                    3066       181,876                      4.a
   b. C011 Deferred compensation liabilities                                   C011             0                      4.b
   c. 2932 Dividends declared but not yet payable                              2932             0                      4.c
   d. C012 Derivatives with a negative fair value held for purposes other
           than trading                                                        C012             0                      4.d
   e. 3552                                                                     3552             0                      4.e
   f. 3553                                                                     3553             0                      4.f
   g. 3554                                                                     3554             0                      4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ...........................  2930       769,329  5

--------
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock
(5)   For savings banks, includes "dividends" accrued and unpaid on deposits.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-12
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            22
                                                                        --------

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                   ------------------
                                                                                                           Domestic
                                                                                                           Offices
                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
 1. Customers' liability to this bank on acceptances outstanding ................................  2155         2,070  1
 2. Bank's liability on acceptances executed and outstanding ....................................  2920         2,070  2
 3. Federal funds sold and securities purchased under agreements to resell ......................  1350     3,186,756  3
 4. Federal funds purchased and securities sold under agreements to repurchase ..................  2800     2,339,754  4
 5. Other borrowed money ........................................................................  3190     5,872,485  5
    EITHER
 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs .................  2163           N/A  6
    OR
 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  2941     5,215,407  7
 8. Total assets (excludes net due from foreign offices, Edge and Agreement
    subsidiaries, and IBFs) .....................................................................  2192    39,131,850  8
 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
    subsidiaries, and IBFs) .....................................................................  3129    30,666,862  9

In items 10-17 report the amortized (historical) cost of both held-to-maturity
and available-for-sale securities in domestic offices.                                             RCON  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
10. U.S. Treasury securities ....................................................................  1039       309,149  10
11. U.S. Government agency obligations (exclude mortgage-backed securities) .....................  1041        64,620  11
12. Securities issued by states and political subdivisions in the U.S. ..........................  1042       198,132  12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .........................................  1043     1,026,034  13.a.1
       (2) Other pass-through securities ........................................................  1044             0  13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
       MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .........................................  1209         5,023  13.b.1
       (2) All other mortgage-backed securities .................................................  1280        17,083  13.b.2
14. Other domestic debt securities (include domestic asset-backed securities) ...................  1281       280,471  14
15. Foreign debt securities (include foreign asset-backed securities) ...........................  1282        72,177  15
16. Investments in mutual funds and other equity securities with readily
    determinable fair values ....................................................................  A510        29,028  16
17. Total amortized (historical) cost of both held-to-maturity and available-
    for-sale secutities (sum of items 10 through 16) ............................................  1374     2,001,717  17

18. Equity securities that do not have readily determinable fair values .........................  1752       326,653  18

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCFN  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................  2133             0  1
2. Total IBF liabilities (component of Schedule RC, item 21) ....................................  2898             0  2

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-13
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            23
                                                                        --------

Schedule RC-K--Quarterly Averages (1)

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Interest-bearing balances due from depository institutions ..................................  3381        40,398  1
 2. U.S. Treasury securities and U.S. Government agency obligations (2)
    (excluding mortgage-backed securities) ......................................................  B558       376,828  2
 3. Mortgage-backed securities (2) ..............................................................  B559     1,013,461  3
 4. All other securities (2, 3)(includes securities issued by states and
    political subdivisions in the U.S.) .........................................................  B560       571,199  4
 5. Federal funds sold and securities purchased under agreements to resell ......................  3365    11,312,806  5
 6. Loans:
    a. Loans in domestic offices:                                                                  RCON
       (1) Total loans ..........................................................................  3360    26,516,962  6.a.1
       (2) Loans secured by real estate .........................................................  3385    15,435,758  6.a.2
       (3) Loans to finance agricultural production and other loans to farmers ..................  3386       191,764  6.a.3
       (4) Commercial and industrial loans ......................................................  3387     4,764,368  6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures:
           (a) Credit cards .....................................................................  B561     1,125,278  6.a.5.a
           (b) Other (includes single payment, installment, all student loans,
               and revolving credit plans other than credit cards) ..............................  B562     1,447,218  6.a.5.b
                                                                                                   RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ................  3360         3,280  6.b
                                                                                                   RCFD
 7. Trading assets ..............................................................................  3401        37,005  7
 8. Lease financing receivables (net of unearned income) ........................................  3484     2,396,367  8
 9. Total assets(4) .............................................................................  3368    44,638,314  9
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS
    accounts, and telephone and preauthorized transfer accounts) (exclude demand                   RCON
    deposits) ...................................................................................  3485       267,841  10
11. Nontransaction accounts in domestic offices:
    a. Savings deposits (includes MMDAs) ........................................................  B563    16,820,348  11.a
    b. Time deposits of $100,000 or more ........................................................  A514       305,933  11.b
    c. Time deposits of less than $100,000 ......................................................  A529     1,929,882  11.c
                                                                                                   RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs ......................................................................  3404     5,974,413  12
                                                                                                   RCFD
13. Federal funds purchased and securities sold under agreements to repurchase ..................  3353     5,975,598  13
14. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) .........................................................................  3355     5,801,141  14

--------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-14
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            24
                                                                        --------

Schedule RC-L--Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines ..................................................................  3814     1,029,259  1.a
    b. Credit card lines ........................................................................  3815             0  1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate .....................................  3816        74,678  1.c.1
       (2) Commitments to fund loans not secured by real estate .................................  6550             0  1.c.2
    d. Securities underwriting ..................................................................  3817             0  1.d
    e. Other unused commitments .................................................................  3818     2,400,541  1.e
 2. Financial standby letters of credit and foreign office guarantees ...........................  3819        54,089  2
    a. Amount of financial standby letters of credit conveyed to others .....  3820             0                      2.a
 3. Performance standby letters of credit and foreign office guarantees .........................  3821       241,654  3.
    a. Amount of performance standby letters of credit conveyed to others ...  3822            73                      3.a
 4. Commercial and similar letters of credit ....................................................  3411        51,259  4
 5. To be completed by banks with $100 million or more in total assets:
    Participations in acceptances (as described in the instructions) conveyed
    to others by the reporting bank .............................................................  3428             0  5
 6. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank) .............................................  3433     4,588,409  6
 7. Notional amount of credit derivatives :
    a. Credit derivatives on which the reporting bank is the guarantor ..........................  A534             0  7.a
    b. Credit derivatives on which the reporting bank is the beneficiary ........................  A535             0  7.b
 8. Spot foreign exchange contracts .............................................................  8765        45,838  8
 9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital") .....................................................................  3430     7,137,990  9
            TEXT
    a. 3432 Securities borrowed                                                3432     7,137,990                      9.a
    b. 3434 Commitments to purchase when-issued securities                     3434             0                      9.b
    c. 3555                                                                    3555             0                      9.c
    d. 3556                                                                    3556             0                      9.d
    e. 3557                                                                    3557             0                      9.e
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe each component of this item over 25% Schedule RC item 28.,
    "Total equity capital") .....................................................................  5591             0  10
            TEXT
    a. 3435 Commitments to sell when-issued securities                         3435             0                      10.a
    b. 5592                                                                    5592             0                      10.b
    c. 5593                                                                    5593             0                      10.c
    d. 5594                                                                    5594             0                      10.d
    e. 5595                                                                    5595             0                      10.e

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-15
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            25
                                                                        --------

Schedule RC-L--Continued

                                           --------------------------------------------------------------------------
              Dollar Amounts in Thousands     (Column A)         (Column B)         (Column C)         (Column D)
-----------------------------------------      Interest           Foreign            Equity            Commodity
          Derivatives Position Indicators        Rate             Exchange          Derivative         and Other
                                               Contracts          Contracts          Contracts         Contracts
---------------------------------------------------------------------------------------------------------------------
                                           Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
11. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 11.a through 11.e must equal
    sum of items 12 and 13):                       RCFD 8693          RCFD 8694          RCFD 8695          RCFD 8696
    a. Futures contracts ................                  0                  0                  0                  0  11.a
                                                   RCFD 8697          RCFD 8698          RCFD 8699          RCFD 8700
    b. Forward contracts ................                  0                  0                  0                  0  11.b
    c. Exchange-traded option contracts:           RCFD 8701          RCFD 8702          RCFD 8703          RCFD 8704
       (1) Written options ..............                  0                  0                  0                  0  11.c.1
                                                   RCFD 8705          RCFD 8706          RCFD 8707          RCFD 8708
       (2) Purchased options ............                  0                  0                  0                  0  11.c.2
    d. Over-the-counter option contracts:          RCFD 8709          RCFD 8710          RCFD 8711          RCFD 8712
       (1) Written options ..............            338,564                  0                  0             35,538  11.d.1
                                                   RCFD 8713          RCFD 8714          RCFD 8715          RCFD 8716
       (2) Purchased options ............            275,722                  0                  0             35,195  11.d.2
                                                   RCFD 3450          RCFD 3826          RCFD 8719          RCFD 8720
    e. Swaps                                         885,191                  0                  0             20,414  11.e
12. Total gross notional amount of                 RCFD A126          RCFD A127          RCFD 8723          RCFD 8724
    derivative contracts held for trading          1,499,477                  0                  0             91,147  12
13. Total gross notional amount of
    derivative contracts held for                  RCFD 8725          RCFD 8726          RCFD 8727          RCFD 8728
    purposes other than trading .........                  0                  0                  0                  0  13
    a. Interest rate swaps where the bank          RCFD A589
       has agreed to pay a fixed rate ...                  0                                                           13.a
14. Gross fair values of derivative
    contracts:
    a. Contracts held for trading:                 RCFD 8733          RCFD 8734          RCFD 8735          RCFD 8736
       (1) Gross positive fair value ....             13,120                  0                  0              9,730  14.a.1
                                                   RCFD 8737          RCFD 8738          RCFD 8739          RCFD 8740
       (2) Gross negative fair value ....              8,921                  0                  0              9,280  14.a.2
    b. Contracts held for purposes other
       than trading:                               RCFD 8741          RCFD 8742          RCFD 8743          RCFD 8744
       (1) Gross positive fair value ....                  0                  0                  0                  0  14.b.1
                                                   RCFD 8745          RCFD 8746          RCFD 8747          RCFD 8748
       (2) Gross negative fair value ....                  0                  0                  0                  0  14.b.2

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-16
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            26
                                                                        --------

Schedule RC-M--Memoranda

                                                                                                   ------------------
                                                                      Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests ............................  6164           795  1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds
      the lesser of $500,000 or 5 percent of total capital as defined for this             Number
      purpose in agency regulations .........................................  6165             0                      1.b
2. Intangible assets other than goodwill:
   a. Mortgage Servicing Assets .................................................................  3164             0  2.a
      (1) Estimated fair value of mortgage servicing assets .................  A590             0                      2.a.1
   b. Purchased credit card relationships and nonmortgage servicing assets ......................  B026             0  2.b
   c. All other identifiable intangible assets ..................................................  5507         2,850  2.c
   d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b) ................  0426         2,850  2.d
3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures ...................................  5372             0  3.a
   b. All other real estate owned:                                                                 RCON
      (1) Construction, land development, and other land in domestic offices ....................  5508             0  3.b.1
      (2) Farmland in domestic offices ..........................................................  5509           274  3.b.2
      (3) 1-4 family residential properties in domestic offices .................................  5510         3,551  3.b.3
      (4) Multifamily (5 or more) residential properties in domestic offices ....................  5511             0  3.b.4
      (5) Nonfarm nonresidential properties in domestic offices .................................  5512             0  3.b.5
                                                                                                   RCFN
      (6) In foreign offices ....................................................................  5513             0  3.b.6
                                                                                                   RCFD
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7) .........................  2150         3,825  3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures ...................................  5374             0  4.a
   b. All other investments in unconsolidated subsidiaries and associated
      companies .................................................................................  5375             0  4.b
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                            2130             0  4.c
5. Other borrowed money:
   a. Federal Home Loan Bank advances:
      (1) With a remaining maturity of one year or less .........................................  2651     4,778,000  5.a.1
      (2) With a remaining maturity of more than one year through three years ...................  B565       200,000  5.a.2
      (3) With a remaining maturity of more than three years ....................................  B566       500,000  5.a.3
   b. Other borrowings:
      (1) With a remaining maturity of one year or less .........................................  B571       238,019  5.b.1
      (2) With a remaining maturity of more than one year through three years ...................  B567        75,433  5.b.2
      (3) With a remaining maturity of more than three years ....................................  B568        81,033  5.b.3
   c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC,
      item 16) ..................................................................................  3190     5,872,485  5.c

                                                                                                           YES/NO
6. Does the reporting bank sell private label or third party mutual funds and
   annuities? ...................................................................................  B569      YES       6

                                                                                                   RCFD  Bil|Mil|Thou
7. Assets under the reporting bank's management in proprietary mutual funds and
   annuities ....................................................................................  B570             0  7

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-17
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            27
                                                                        --------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                                                 ------------------------------------------------------------
                                                                        (Column A)           (Column B)           (Column C)
                                                                         Past due           Past due 90           Nonaccrual
                                                                     30 through 89          days or more
                                                                     days and still          and still
                                                                        accruing              accruing
                                                                 ------------------------------------------------------------
                                    Dollar Amounts in Thousands  RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou   RCON  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other land loans
      in domestic offices .....................................  2759         9,034   2769         2,572   3492           808  1.a
   b. Secured by farmland in domestic offices .................  3493         3,479   3494           479   3495         4,243  1.b
   c. Secured by 1-4 family residential properties in
      domestic offices:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines
          of credit ...........................................  5398         1,336   5399           153   5400             0  1.c.1
      (2) Closed-end loans secured by 1-4 family residential
          properties ..........................................  5401        19,096   5402         2,841   5403         7,491  1.c.2
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices ..........................  3499         3,684   3500             0   3501           217  1.d
   e. Secured by nonfarm nonresidential properties
      properties in domestic offices ..........................  3502        15,251   3503         2,420   3504        12,842  1.e
                                                                 RCFN                 RCFN                 RCFN
   f. In foreign offices ......................................  B572             0   B573             0   B574             0  1.f
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository                    RCFD                 RCFD                 RCFD
      institutions ............................................  5377             0   5378             0   5379             0  2.a
   b. To foreign banks ........................................  5380             0   5381             0   5382             0  2.b
3. Loans to finance agricultural production and other loans
   to farmers .................................................  1594        13,055   1597         1,423   1583         2,837  3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ...........................  1251        70,864   1252         7,047   1253        59,072  4.a
   b. To non-U.S. addressees (domicile) .......................  1254             0   1255             0   1256             0  4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a. Credit cards ............................................  B575        18,308   B576        15,006   B577             0  5.a
   b. Other (includes single payment, installment, all
      student loans, and revolving credit plans other than
       credit cards) ..........................................  B578        19,431   B579        13,289   B580           312  5.b
6. Loans to foreign governments and official institutions .....  5389             0   5390             0   5391             0  6
7. All other loans ............................................  5459        10,088   5460           373   5461             0  7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) ...........................  1257             0   1258             0   1259       115,349  8.a
   b. Of non-U.S. addressees (domicile) .......................  1271             0   1272             0   1791             0  8.b
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets) .................  3505             0   3506             0   3507             0  9

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-18
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            28
                                                                        --------

Schedule RC-N--Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                 ------------------------------------------------------------
                                                                     (Column A)            (Column B)           (Column C)
                                                                      Past due            Past due 90           Nonaccrual
                                                                   30 through 89          days or more
                                                                   days and still          and still
                                                                      accruing              accruing
                                                                 ------------------------------------------------------------
                                    Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government .........................  5612         7,933   5613         9,974   5614       127      10
    a. Guaranteed portion of loans and leases
       included in item 10 above ..............................  5615         7,813   5616         9,950   5617        86      10.a

                                                                 ------------------------------------------------------------
                                                                     (Column A)            (Column B)           (Column C)
                                                                      Past due            Past due 90           Nonaccrual
                                                                   30 through 89          days or more
                                                                   days and still          and still
                                                                      accruing              accruing
Memoranda                                                        ------------------------------------------------------------
                                    Dollar Amounts in Thousands  RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------

1.  Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above
    (and not reported in Schedule RC-C, Part I,
    Memorandum item 1) ........................................  1658        0        1659      0          1661       0        M.1
2.  Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above .......................  6558        0        6559      0          6560       0        M.2
3.  Loans secured by real estate to non-U.S.
    addresses (domicile) (included in
    Schedule RC-N, item 1, above) .............................  1248        0        1249      0          1250       0        M.3
4.  Not applicable

                                                                 ---------------------------------------
                                                                     (Column A)           (Column B)
                                                                      Past due           Past due 90
                                                                     30 through          days or more
                                                                      89 days
5.  Interest rate, foreign exchange rate, and other              ---------------------------------------
    commodity and equity contracts:                              RCFD  Bil|Mil|Thou   RCFD  Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
    Fair value of amounts carried as assets ...................  3529        0        3530        0                            M.5

--------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should be directed:

    Karen B. Martin, Manager - Regulatory Reporting
--------------------------------------------------------------------------------
    Name and Title (TEXT 8901)

    karen.b.martin@wellsfargo.com
--------------------------------------------------------------------------------
    E-mail Address (TEXT 4086)

    (612) 667-3975                                          (612) 667-3659
----------------------------------------------------------- --------------------
    Telephone: Area code/phone number/extension (TEXT 8902) FAX: Area code/phone number (TEXT 9116)

--------------------------------------------------------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-19
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            29
                                                                        --------

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits ........................................   0030            0  1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits .....................   0031          N/A  1.b.1
      (2) Actual amount of unposted debits to time and savings deposits (1) .......   0032          N/A  1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits .......................................   3510         0     2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits ....................   3512          N/A  2.b.1
      (2) Actual amount of unposted credits to time and savings deposits (1) ......   3514          N/A  2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department (not
   included in total deposits in domestic offices) ................................   3520            0  3
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries ................................   2211       41,422  4.a
   b. Time and savings deposits (1) of consolidated subsidiaries ..................   2351            0  4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries ........   5514            0  4.c
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ....   2229            0  5.a
   b. Time and saving deposits (1) in insured branches (included in Schedule
      RC-E, Part II) ..............................................................   2383            0  5.b
   c. Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b) .......................................   5515            0  5.c
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
      Item 7 column B) ............................................................   2314            0  6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule
      RC-E, Part I, Item 7, column A or C, but not column B) ......................   2315            0  6.b
7. Unamortized premiums and discounts on time and savings deposits: (1,2)
   a. Unamortized premiums ........................................................   5516            0  7.a
   b. Unamortized discounts .......................................................   5517            0  7.b
8. To be completed by banks with "Oakar deposits".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other
          FDIC-insured institutions during the quarter ............................   A531            0  8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
          above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits
          attributable to BIF) ....................................................   A532            0  8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and
      U.S. territories and possessions) ...........................................   A533            0  8.b

----------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)   Exclude core deposit intangibles.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-20
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            30
                                                                        --------

Schedule RC-O--Continued

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts .................................................   5596               9
10. Benefit-responsive "Depository Institution Investment Contracts" (included
    in total deposits in domestic offices) ........................................   8432            0  10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule
    RC-E for certain reciprocal demand balances :
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions that were reported on a gross basis in
       Schedule RC-E had been reported on a net basis .............................   8785            0  11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis ...........................   A181            0  11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E ...............................   A182            0  11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits ............................   A527            0  12.a
    b. Amount of assets netted against time and savings deposits ..................   A528            0  12.b

Memoranda (to be completed each quarter except as noted)

                                                        Dollar Amounts in Thousands   RCON Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items
    1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,0000 or less ........................   2702    8,511,523  M.1.a 1
       (2) Number of deposit accounts of $100,000 or less                   Number
           (to be completed for the June report only) .........   3779    1,945,518                      M.1.a 2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000 .......................   2710   13,242,460  M.1.b 1
                                                                            Number
       (2) Number of deposit accounts of more than $100,000 ...   2722       13,853                      M.1.b 2
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in
       Memorandum item 1.b.(1) above.

    Indicate in the appropriate box at right whether your bank has a method or        RCON   YES / NO
    procedure for determining a better estimate of uninsured deposits than the        -----------------
    estimate described above ......................................................   6861      NO       M.2.a
                                                                                           Bil|Mil|Thou
    b. If the box marked YES has been checked, report the estimate of uninsured       -----------------
       deposits determined by using your bank's method or procedure ...............   5597            0  M.2.b
 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report ?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

    Text                                                                              RCON FDIC Cert No.
                                                                                      -----------------
    A545 ..........................................................................   A545          N/A  M.3

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-21
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            31
                                                                        --------

Schedule RC-R--Regulatory Capital

                                                        Dollar Amounts in Thousands   RCFD Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------
Tier 1 capital
 1. Total equity capital (from Schedule RC, item 28) ..............................   3210    3,249,581  1
 2. LESS: Net unrealized gains (losses) on available-for-sale securities (1)
    (if a gain, report as a positive value; if a loss, report as a
    negative value) ...............................................................   8434       36,069  2
 3. LESS: Net unrealized loss on available-for-sale EQUITY securities (1)
    (report loss as a positive value) .............................................   A221        2,249  3
 4. LESS: Accumulated net gains (losses) on cash flow hedges (1) (if a gain,
    report as a positive value; if a loss, report as a negative value) ............   4336            0  4
 5. LESS: Nonqualifying perpetual preferred stock .................................   B588            0  5
 6. Qualifying minority interests in consolidated subsidiaries ....................   B589            0  6
 7. LESS: Disallowed goodwill and other disallowed intangible assets ..............   B590      145,086  7
 8. LESS: Disallowed servicing assets and purchased credit card relationships .....   B591            0  8
 9. LESS: Disallowed deferred tax assets ..........................................   5610            0  9
10. Other additions to (deductions from) Tier 1 capital ...........................   B592            0  10
11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8,
    and 9) ........................................................................   8274    3,066,177  11

Tier 2 Capital
12. Qualifying subordinated debt and redeemable preferred stock ...................   5306            0  12
13. Cumulative perpetual preferred stock includible in Tier 2 capital .............   B593            0  13
14. Allowance for loan and lease losses includible in Tier 2 capital ..............   5310      277,506  14
15. Unrealized gains on available-for-sale equity securities includible in
    Tier 2 capital ................................................................   2221            0  15
16. Other Tier 2 capital components ...............................................   B594            0  16
17. Tier 2 capital (sum of items 12 through 16) ...................................   5311      277,506  17
18. Allowable Tier 2 capital (lesser of item 11 or 17) ............................   8275      277,506  18

19. Tier 3 capital allocated for market risk ......................................   1395            0  19
20. LESS: Deductions for total risk-based capital .................................   B595            0  20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20) ..........   3792    3,343,683  21

Total assets for leverage ratio
22. Average total assets (from Schedule RC-K, item 9) .............................   3368   44,638,314  22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from
    item 7 above) .................................................................   B590      145,086  23
24. LESS: Disallowed servicing assets and purchased credit card relationships
    (from item 8 above) ...........................................................   B591            0  24
25. LESS: Disallowed deferred tax assets (from item 9 above) ......................   5610            0  25
26. LESS: Other deductions from assets for leverage capital purposes ..............   B596            0  26
27. Average total assets for leverage capital purposes (item 22 less items 23
    through 26) ...................................................................   A224   44,493,228  27

Adjustments for financial subsidiaries
28. Adjustment to total risk-based capital reported in item 21 ....................   B503            0  28
29. Adjustment to risk-weighted assets reported in item 62 ........................   B504            0  29
30. Adjustment to average total assets reported in item 27 ........................   B505            0  30

Capital Ratios
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                           (Column A)          (Column B)
                                                                                      RCFD   Percentage   RCFD   Percentage
                                                                                      -------------------------------------
31. Tier 1 leverage ratio (2) .....................................................   7273          N/A   7204        6.89%  31
32. Tier 1 risk-based capital ratio (3) ...........................................   7274          N/A   7206       11.89%  32
33. Total risk-based capital ratio (4) ............................................   7275          N/A   7205       12.97%  33

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27 minus item 30)
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62 minus item 29)
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-22
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            32
                                                                        --------

Schedule RC-R--Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                            (Column A)     (Column B)     (Column C)    (Column D)    (Column E)    (Column F)
                                              Totals        Items Not              Allocation by Risk Weight Category
                                              (from        Subject to    ------------------------------------------------------
Balance Sheet Asset Catagories             Schedule RC)  Risk-Weighting       0%           20%           50%          100%
                                           ------------------------------------------------------------------------------------
              Dollar Amounts in Thousands  Bil|Mil|Thou   Bil|Mil|Thou   Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
-------------------------------------------------------------------------------------------------------------------------------
34. Cash and balances due from depository    RCFD 0010                     RCFD B600     RCFD B601                   RCFD B602
    institutions (Column A equals the sum
    of Schedule RC, items 1.a and 1.b) ...    1,551,755                       210,173     1,341,582                           0  34
                                             RCFD 1754      RCFD B603      RCFD B604     RCFD B605     RCFD B606     RCFD B607
35. Held-to-maturity securities                       0              0              0             0             0             0  35
                                             RCFD 1773      RCFD B608      RCFD B609     RCFD B610     RCFD B611     RCFD B612
36. Available-for-sale securities ........    2,060,059         58,342        686,819       810,423        91,064       413,411  36
37. Federal funds sold and securities        RCFD 1350                     RCFD B613     RCFD B614                   RCFD 616
    purchased under agreements to resell..   3,186,756                             0     3,186,756                            0  37
                                             RCFD 5369      RCFD B617      RCFD B618     RCFD B619     RCFD B620     RCFD B621
38. Loans and leases held for sale .......   12,405,215              0              0       370,000    12,035,215             0  38
                                             RCFD B528      RCFD B622      RCFD B623     RCFD B624     RCFD B625     RCFD B626
39. Loans and leases, net of unearned
    income (1) ...........................   18,568,274              0              0     2,882,418     1,424,988     14,260,868 39
                                             RCFD 3123      RCFD 3123
40. LESS: Allowance for loan and lease
    losses ...............................      277,506        277,506                                                           40
                                             RCFD 3545      RCFD B627      RCFD B628     RCFD B629     RCFD B630     RCFD B631
41. Trading assets .......................       31,782         28,286              0         3,496             0             0  41
                                             RCFD B639      RCFD B640      RCFD B641     RCFD B642     RCFD B643     RCFD 5339
42. All other assets (2) .................    1,626,835        145,086         52,314       273,900             0     1,155,535  42
                                             RCFD 2170      RCFD B644      RCFD 5320     RCFD 5327     RCFD 5334     RCFD 5340
43. Total assets (sum of items 34
    through 42) ..........................   39,153,170        (45,792)       949,306     8,868,575    13,551,267    15,829,814  43

----------
(1)   Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-23
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            33
                                                                        --------

Schedule RC-R--Continued

                                            (Column A)                (Column B)
                                            Face Value     Credit      Credit
                                            or Notional  Conversion   Equivalent
                                              Amount       Factor     Amount (1)
                                           --------------------------------------
              Dollar Amounts in Thousands  Bil|Mil|Thou              Bil|Mil|Thou
---------------------------------------------------------------------------------
Derivatives and Off-Balance Sheet Items      RCFD 3819                 RCFD B645
44. Financial standby letters of credit..        54,089      1.00          54,089   44
45. Performance standby letters of           RCFD 3821                 RCFD B650
    of credit ...........................       241,654       .50         120,827   45
46. Commercial and similar letters           RCFD 3411                 RCFD B655
    of credit ...........................        51,259       .20          10,252   46
47. Risk participations in bankers
    acceptances acquired by the              RCFD 3429                 RCFD B660
    reporting institution ...............             0      1.00               0   47
                                             RCFD 3433                 RCFD B664
48. Securities lent .....................     4,588,409      1.00       4,588,409   48
49. Retained recourse on small business      RCFD A250                 RCFD B669
    obligations sold with recourse ......             0      1.00               0   49
50. Retained recourse on financial assets    RCFD 1727     * Below     RCFD 2243
    sold with low-level recourse ........             0      12.5               0   50
51. All other financial assets sold with     RCFD B675                 RCFD B676
    recourse ............................             0      1.00               0   51
52. All other off-balance sheet              RCFD B681                 RCFD B682
    liabilities .........................             0      1.00               0   52
53. Unused commitments with an original      RCFD 3833                 RCFD B687
    maturity exceeding one year .........     1,085,334       .50         542,667   53
                                                                       RCFD A167
54. Derivative contracts ................                                  36,014   54

                                              (Column C)    (Column D)    (Column E)    (Column F)
                                                       Allocation by Risk Weight Category
                                             ------------------------------------------------------
                                                  0%           20%           50%          100%
                                           --------------------------------------------------------
              Dollar Amounts in Thousands    Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------
Derivatives and Off-Balance Sheet Items        RCFD B646     RCFD B647     RCFD B648     RCFD B649
44. Financial standby letters of credit..               0             0             0        54,089  44
45. Performance standby letters of             RCFD B651     RCFD B652     RCFD B653     RCFD B654
    of credit ...........................               0             0             0       120,827  45
46. Commercial and similar letters             RCFD B656     RCFD B657     RCFD B658     RCFD B659
    of credit ...........................               0             0             0        10,252  46
47. Risk participations in bankers
    acceptances acquired by the                RCFD B661     RCFD B662                   RCFD B663
    reporting institution ...............               0             0                           0  47
                                               RCFD B665     RCFD B666     RCFD B667     RCFD B668
48. Securities lent .....................               0     4,588,409             0             0  48
49. Retained recourse on small business        RCFD B670     RCFD B671     RCFD B672     RCFD B673
    obligations sold with recourse ......               0             0             0             0  49
50. Retained recourse on financial assets                                                RCFD B674
    sold with low-level recourse ........                                                         0  50
51. All other financial assets sold with       RCFD B677     RCFD B678     RCFD B679     RCFD B680
    recourse ............................               0             0             0             0  51
52. All other off-balance sheet                RCFD B683     RCFD B684     RCFD B685     RCFD B686
    liabilities .........................               0             0             0             0  52
53. Unused commitments with an original        RCFD B688     RCFD B689     RCFD B690     RCFD B691
    maturity exceeding one year .........               0             0       514,630        28,038  53
                                               RCFD B693     RCFD B694     RCFD B695
54. Derivative contracts ................               0         9,676        26,338                54

----------
*     Or institution-specific factor.
(1)   Column A multiplied by credit conversion factor.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-24
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            34
                                                                        --------

Schedule RC-R--Continued

                                                                   (Column C)      (Column D)      (Column E)     (Column F)
                                                                  ------------------------------------------------------------
                                                                              Allocation by Risk Weight Category
                                                                  ------------------------------------------------------------

                                                                       0%             20%             50%            100%
                                                                  ------------------------------------------------------------
                                   Dollar Amounts in Thousands    Bil|Mil|Thou    Bil|Mil|Thou    Bil|Mil|Thou    Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------
Totals
55. Total assets, derivatives, and off-balance
    sheet items by risk weight category                              RCFD B696       RCFD B697       RCFD B698      RCFD B699
    (for each column, sum of items 43 through 54) .............        949,306      13,466,660      14,092,235     16,043,020   55
56. Risk weight factor ........................................         * 0%          * 20%           * 50%          * 100%     56

57. Risk-weighted assets by risk weight category                     RCFD B700       RCFD B701       RCFD B702      RCFD B703
    (for each column, item 55 multiplied by item 56) ..........              0       2,693,332       7,046,118     16,043,020   57
                                                                                                                    RCFD 1651
58. Market risk equivalent assets .............................                                                             0   58

59. Risk-weighted assets before deductions for
    excess allowance for loan and lease losses
    and allocated transfer risk reserve                                                                             RCFD B704
    (sum of item 57, columns C through F, and item 58) ........                                                    25,782,470   59
                                                                                                                    RCFD A222
60. LESS: Excess allowance for loan and lease losses ..........                                                             0   60
                                                                                                                    RCFD 3128
61. LESS: Allocated transfer risk reserve .....................                                                             0   61
                                                                                                                    RCFD A223
62. Total risk-weighted assets
    (item 59 minus items 60 and 61) ...........................                                                    25,782,470   62

Memoranda
                                                                                                         --------------------
                                                                     Dollar Amounts in Thousands         RCFD    Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered
   by the risk-based capital standards .............................................................     8764          22,850  M.1

                                                 ----------------------------------------------------------------------------
                                                                         With a remaining maturity of
                                                 ----------------------------------------------------------------------------
                                                           (Column A)               (Column B)                (Column C)
                                                            One year              Over one year                  Over
                                                            or less                  through                  five years
                                                                                   five years
                                                 ----------------------------------------------------------------------------
2. Notional principal amounts of derivative      RCFD  Tril|Bil|Mil|Thou   RCFD  Tril|Bil|Mil|Thou   RCFD  Tril|Bil|Mil|Thou
   contracts: (1)                                ----------------------------------------------------------------------------
   a. Interest rate contracts                    3809            257,322   8766            628,811   8767            274,780   M.2.a
   b. Foreign exchange contracts                 3812                  0   8769                  0   8770                  0   M.2.b
   c. Gold contracts                             8771                  0   8772                  0   8773                  0   M.2.c
   d. Other precious metals contracts            8774                  0   8775                  0   8776                  0   M.2.d
   e. Other commodity contracts                  8777             38,752   8778             16,857   8779                  0   M.2.e
   f. Equity derivative contracts                A000                  0   A001                  0   A002                  0   M.2.f

----------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-25
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            35
                                                                        --------

Schedule RC-S--Securitization and Asset Sale Activities

All of Schedule RC-S is to be completed beginning June 30, 2001.

                                                    --------------------------------------------------------------------
                                                    (Column A)    (Column B)     (Column C)    (Column D)    (Column E)
                                                    1-4 Family       Home          Credit         Auto         Other
                                                    Residential     Equity          Card         Loans        Consumer
                                                       Loans         Loans       Receivables                   Loans
                                                    --------------------------------------------------------------------
                      Dollar Amounts in Thousands   Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
Bank Securitization Activities
1. Outstanding principal balance of
   assets sold and securitized by the
   reporting bank with servicing
   retained or with recourse or other                  RCFD B705   RCFD B706       RCFD B707     RCFD B708     RCFD B709
   seller-provided credit enhancements ...........             0           0               0             0             0  1
2. Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit enhancements
   provided to structurs reported in
   item 1 in the form of:
   a. Retained interest-only strips
      (included in Schedules RC-B or                   RCFD B712   RCFD B713       RCFD B714     RCFD B715     RCFD B716
      RC-F or in Schedule RC, item 5) ............     0           0               0             0             0          2.a
   b. Standby letters of credit, sub-
      ordinated securities, and other                  RCFD B719   RCFD B720       RCFD B721     RCFD B722     RCFD B723
      enhancements ...............................     0           0               0             0             0          2.b
3. Reporting bank's unused commitments
   to provide liquidity to structures                  RCFD B726   RCFD B727       RCFD B728     RCFD B729     RCFD B730
   reported in item 1 ............................             0           0               0             0             0  3
4. Past due loan amounts included in item 1:           RCFD B733   RCFD B734       RCFD B735     RCFD B736     RCFD B737
   a. 30-89 days past due ........................             0           0               0             0             0  4.a
                                                       RCFD B740   RCFD B741       RCFD B742     RCFD B743     RCFD B744
   b. 90 days or more past due ...................             0           0               0             0             0  4.b
5. Charge-offs and recoveries on assets sold
   and securitized with servicing retained or
   with recourse or other seller-provided credit
   enhancements (calendar year-to-date):               RIAD B747   RIAD B748       RIAD B749     RIAD B750     RIAD B751
a. Charge-offs ...................................             0           0               0             0             0  5.a
                                                       RIAD B754   RIAD B755       RIAD B756     RIAD B757     RIAD B758
b. Recoveries ....................................             0           0               0             0             0  5.b

                                                    -----------------------------
                                                      (Column F)     (Column G)
                                                      Commercial     All Other
                                                    and Industrial Loans and
                                                        Loans          All Leases
                                                    -----------------------------
                      Dollar Amounts in Thousands    Bil|Mil|Thou   Bil|Mil|Thou
---------------------------------------------------------------------------------
Bank Securitization Activities
1. Outstanding principal balance of
   assets sold and securitized by the
   reporting bank with servicing
   retained or with recourse or other                   RCFD B710      RCFD B711
   seller-provided credit enhancements ...........              0              0   1
2. Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit enhancements
   provided to structurs reported in
   item 1 in the form of:
   a. Retained interest-only strips
      (included in Schedules RC-B or                    RCFD B717      RCFD B718
      RC-F or in Schedule RC, item 5) ............              0              0   2.a
   b. Standby letters of credit, sub-
      ordinated securities, and other                   RCFD B724      RCFD B725
      enhancements ...............................              0              0   2.b
3. Reporting bank's unused commitments
   to provide liquidity to structures                   RCFD B731      RCFD B732
   reported in item 1 ............................              0              0   3
4. Past due loan amounts included in item 1:            RCFD B738      RCFD B739
   a. 30-89 days past due ........................              0              0   4.a
                                                        RCFD B745      RCFD B746
   b. 90 days or more past due ...................              0              0   4.b
5. Charge-offs and recoveries on assets sold
   and securitized with servicing retained or
   with recourse or other seller-provided credit
   enhancements (calendar year-to-date):                RIAD B752      RIAD B753
   a. Charge-offs ...................................           0              0   5.a
                                                        RIAD B759      RIAD B760
   b. Recoveries ....................................           0              0   5.b

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-26
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            36
                                                                        --------

Schedule RC-S--Continued

                                                    --------------------------------------------------------------------
                                                    (Column A)    (Column B)     (Column C)    (Column D)    (Column E)
                                                    1-4 Family       Home          Credit         Auto         Other
                                                    Residential     Equity          Card         Loans        Consumer
                                                       Loans         Loans       Receivables                   Loans
                                                    --------------------------------------------------------------------
                      Dollar Amounts in Thousands   Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
   interest carried as:                                              RCFD B761     RCFD B762
   a. Securities (included in RC-B or RC, item 5) .                          0             0                               6.a
                                                                     RCFD B500     RCFD B501
   b. Loans (included in Schedule RC-C) ...........                          0             0                               6.b
7. Past due loan amounts included in
   interests reported in item 6.a:                                   RCFD B764     RCFD B765
   a. 30-89 days past due .........................                          0             0                               7.a
                                                                     RCFD B767     RCFD B768
   b. 90 days or more past due ....................                          0             0                               7.b
8. Charge-offs and recoveries on loan
   amounts included in interests reported
   in item 6.a (calendar year-to-date):                              RIAD B770     RIAD B771
   a. Charge-offs .................................                          0             0                               8.a
                                                                     RIAD B773     RIAD B774
   b. Recoveries ..................................                          0             0                               8.b

For Securitization Facilities Sponsored
By or Otherwise Established By Other
Institutions
9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to other
   institutions' securitization structures
   in the form of standby letters of credit,
   purchased subordinated securities,                  RCFD B776     RCFD B777     RCFD B778     RCFD B779     RCFD B780
   and other enhancements .........................            0             0             0             0             0   9
10. Reporting bank's unused commitments
    to provide liquidity to other institutions'        RCFD B783     RCFD B784     RCFD B785     RCFD B786     RCFD B787
    securitization structures .....................            0             0             0             0             0    10

                                                    ------------------------------
                                                       (Column F)     (Column G)
                                                       Commercial     All Other
                                                     and Industrial   Loans and
                                                         Loans        All Leases
                                                    ------------------------------
                      Dollar Amounts in Thousands     Bil|Mil|Thou   Bil|Mil|Thou
----------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
   interest carried as:                                  RCFD B763
   a. Securities (included in RC-B or RC, item 5) .              0                   6.a
                                                         RCFD B502
   b. Loans (included in Schedule RC-C) ...........              0                   6.b
7. Past due loan amounts included in
   interests reported in item 6.a:                       RCFD B766
   a. 30-89 days past due .........................              0                   7.a
                                                         RCFD B769
   b. 90 days or more past due ....................              0                   7.b
8. Charge-offs and recoveries on loan
   amounts included in interests reported
   in item 6.a (calendar year-to-date):                  RIAD B772
   a. Charge-offs .................................              0                   8.a
                                                         RIAD B775
   b. Recoveries ..................................              0                   8.b

For Securitization Facilities Sponsored
By or Otherwise Established By Other
Institutions
9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to other
   institutions' securitization structures
   in the form of standby letters of credit,
   purchased subordinated securities,                    RCFD B781     RCFD B782
   and other enhancements .........................              0             0     9
10. Reporting bank's unused commitments
    to provide liquidity to other institutions'          RCFD B788     RCFD B789
    securitization structures .....................              0             0     10

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------                               RC-27
Legal Title of Bank
                                                                        --------
FDIC Certificate Number - 05208                                            37
                                                                        --------

Schedule RC-S--Continued

                                                    --------------------------------------------------------------------
                                                    (Column A)    (Column B)     (Column C)    (Column D)    (Column E)
                                                    1-4 Family       Home          Credit         Auto         Other
                                                    Residential     Equity          Card         Loans        Consumer
                                                       Loans         Loans       Receivables                   Loans
                                                    --------------------------------------------------------------------
                      Dollar Amounts in Thousands   Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
Bank Asset Sales
11. Assets sold with recourse or other seller-
    provided credit enhancements and not               RCFD B790     RCFD B791     RCFD B792     RCFD B793     RCFD B794
    securitized by the reporting bank ............             0             0             0             0             0    11
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements pro-                  RCFD B797     RCFD B798     RCFD B799     RCFD B800     RCFD B801
    vided to assets reported in item 11 ..........             0             0             0             0             0    12

                                                    ------------------------------
                                                       (Column F)     (Column G)
                                                       Commercial     All Other
                                                     and Industrial   Loans and
                                                         Loans        All Leases
                                                    ------------------------------
                      Dollar Amounts in Thousands     Bil|Mil|Thou   Bil|Mil|Thou
----------------------------------------------------------------------------------
Bank Asset Sales
11. Assets sold with recourse or other seller-
    provided credit enhancements and not                 RCFD B795     RCFD B796
    securitized by the reporting bank ............               0             0      11
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements pro-                    RCFD B802     RCFD B803
    vided to assets reported in item 11 ..........               0             0      12

Memorandum items 1, 2, and 3 are to be completed beginning June 30, 2001.

Memoranda
                                                                                                  ------------------
                                                                   Dollar Amounts in Thousands    RCFD  Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------
1. Small Business obligations transferred with recourse under Section 208 of the
   Riegle Community Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance ............................................................   A249             0    M.1.a
   b. Amount of retained recourse on these obligations as of the report date ...................   A250             0    M.1.b
2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or
      other servicer-provided credit enhancements ..............................................   B804             0    M.2.a
   b. 1-4 family residential mortgages serviced with no recourse
      or other servicer-provided credit enhancements ...........................................   B805           326    M.2.b
   c. Other financial assets (1) ...............................................................   A591       123,223    M.2.c
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company ......   B806             0    M.3.a.1
      (2) Conduits sponsored by other unrelated institutions ...................................   B807             0    M.3.a.2
   b. Unused commitments to provide liquidity to conduit structures:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company ......   B808             0    M.3.b.1
      (2) Conduits sponsored by other unrelated institutions ...................................   B809             0    M.3.b.2

----
(1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

                                                                       FFIEC 031
                                                                       RC-31
               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                      at close of business on June 30, 2001
                                                                        --------
                                                                           41
                                                                        --------

   Wells Fargo Bank Minnesota, N.A.   Minneapolis     MN
   --------------------------------   -----------     --
         Legal Title of Bank             City        State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment' box below and should make no entries of any kind in the space provided for the narrative statement; I.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its acuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding the 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------

X = NO COMMENT   Y = COMMENT                                       _ 6979    X
                             -------------------------------------------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
     TEXT ( 70 characters per line )
 6980
 ___________________________________________________________________
     _______________________________________________________________
     _______________________________________________________________
     _______________________________________________________________
     _______________________________________________________________
     _______________________________________________________________
     _______________________________________________________________
     _______________________________________________________________
     _______________________________________________________________

     _______________________________________________________________
     Signature of Executive Officer of Bank        Date of Signature

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS

--------------------------------------------------------------------------------

                                                                        --------
    NAME AND ADDRESS OF BANK                                               42
                                                                        --------

                                              0MB No. For 0CC: 1557-0081
Wells Fargo Bank Minnesota, N.A.             0MB No. For FDIC: 3064-0052
Sixth Street and Marquette Avenue       0MB No. For Federal Reserve: 7100-0036
Minneapolis, MN 55479                         Expiration Date: 3/31/2004

                                                    SPECIAL REPORT
                                             (Dollar Amounts in Thousands)
                               -------------------------------------------------

                               CLOSE OF BUSINESS DATE    FDIC Certificate Number
                               -------------------------------------------------
                               6/30/2001                 5208
                               -------------------------------------------------

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their excutive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.)

See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

--------------------------------------------------------------------------------

                                                                RCFC
a. Number of loans made to executive officers
   since the previous Call Report date ......................   3561      0    a
b. Total dollar amount of above loans
   (in thousands of dollars) ................................   3562      0    b
c. Range of interest charged on above loans            From             To
   (example: 9-3/4% = 9.75) ....................   7701  0.00%  7702   0.00%   c

--------------------------------------------------------------------------------
/s/ James E. Hanson VICE PRESIDENT                                7/27/2001
--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER                           DATE (Month, Day, Year)
AUTHORIZED TO SIGN REPORT

--------------------------------------------------------------------------------
FDIC 8040/53 (3-01)